Other non-current assets (Details) ¥ in Thousands, $ in Thousands	Aug. 31, 2019 USD ($)	Aug. 31, 2019 CNY (¥)	Aug. 31, 2018 CNY (¥)
Other non-current assets
Rental deposits	$ 15,153	¥ 108,408	¥ 85,596
Prepayment for long-term investments	15,581	111,469	165,377
Due from third parties	34,483	246,705
Deferred assets	6,152	44,012
Others	14	103	145
Total	71,383	510,697	¥ 251,118
Loans
Other non-current assets
Due from third parties	$ 33,264	¥ 237,980
Fixed interest rate (as a percentage)	4.75%	4.75%